Exhibit 99.f

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	August 1, 2004 - August 31, 2004

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	9/29/2004
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: August 1 - August 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment	Money Mkt	Checking	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00	0.00	0.00	43,405,045.50	0.00	43,405,045.50			14,420,511.35

RECEIPTS
CASH SALES						0.00			0.00
ACCOUNTS RECEIVABLE				605,217.15	25,194.87	630,412.02			630,412.02
LOANS AND ADVANCES						0.00			0.00
TRANSFER FROM TRUST ACCOUNT (B)						0.00			641,776.88
TRANSFER FROM INVESTMENT ACCOUNT						0.00			37,495,011.59
OTHER - Interest income				40,573.41		40,573.41			555,010.10
TRANSFER FROM TAH Accounts					1,778,481.02	1,778,481.02			22,170,188.21
TRANSFER FROM TA				69,520.65		69,520.65			57,902,023.50
TOTAL RECEIPTS	0.00	0.00	0.00	715,311.21	1,803,675.89	2,518,987.10			119,394,422.30

DISBURSEMENTS
NET PAYROLL						0.00			0.00
PAYROLL TAXES						0.00			0.00
SALES, USE, & OTHER TAXES						0.00			0.00
INVENTORY PURCHASES						0.00			0.00
SECURED/ RENTAL/ LEASES						0.00			0.00
PAYMENT FOR STOCK SALES						0.00			3,010.46
SELLING						0.00			0.00
BANK SERVICE FEES						0.00			43,444.26
RECONCILING ITEM						0.00			3,278.92
OWNER DRAW *						0.00			0.00
TRANSFERS (TO DIP ACCTS)						0.00			0.00
TRANSFER TO TA						0.00			29,954,448.63
TRANSFER TO TAH MONEY MARKET					1,366,902.90	1,366,902.90			50,861,914.49
TRANSFER TO TAH ACCOUNTS				1,778,481.02		1,778,481.02			10,170,188.21
U.S. TRUSTEE QUARTERLY FEES						0.00			0.00
BANKRUPTCY PROFESSIONAL						0.00			0.00
COURT COSTS						0.00			0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	1,778,481.02	1,366,902.90	3,145,383.92			91,036,284.97

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	0.00	0.00	0.00	(1,063,169.81)	436,772.99	(626,396.82)			28,358,137.33

CASH - END OF MONTH	0.00	0.00	0.00	42,341,875.69	436,772.99	42,778,648.68	(A)		42,778,648.68

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	3,145,383.92
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(3,145,383.92)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

(A) Cash balance includes $4,500,000 in restricted cash., Paid by wire transfer 3/15/04

TAI responsibility.  LOC was $4,050,000 - additional amount is for bank fees

Restricted Cash now identified on TAI’s GL

(B) Touch America Holdings preferred stock defeasance trust account was closed and cash moved to the General Account.

(C) Touch America Holdings Investment Account closed 5/04

FORM MOR-1
(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: August 1- August 31, 2004

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General	Disbursement	Investment	Money Mkt	Checking	Total
	#1500 9559 3300	# 1500 8068 2316	#12145100	#312 9745563 65	#312 9745563 66
BALANCE PER BOOKS	0.00	0.00	0.00	42,341,875.69	0.00	42,341,875.69

BANK BALANCE	0.00	0.00	0.00	43,227,225.38	314,449.13	43,541,674.51
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00	0.00	0.00	0.00	561,286.34	561,286.34
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00	0.00	0.00	0.00	(438,962.48)	(438,962.48)
OTHER (ATTACH EXPLANATION)	0.00	0.00	0.00	(885,349.69)		(885,349.69)
ADJUSTED BANK BALANCE *	0.00	0.00	0.00	42,341,875.69	436,772.99	42,778,648.68

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
Transfers in transit to checking acct

FORM MOR-1 (CON’T)
(9/99)

Case No. 03-11915 (KJC)

Touch America

Disbursements for August 2004

Date	Check #	Account	Name	Amount	Purpose Code
08/05/04	584	3129745563-66	MONTANA STATE TREASURER	3,849.00	5
08/17/04	675	3129745563-66	MONTANA STATE TREASURER	4,052.63	5
				7,901.63	5 Total
08/03/04	565	3129745563-66	THE HARTFORD	795.67	7
08/03/04	566	3129745563-66	THE HARTFORD	1,528.54	7
08/05/04	588	3129745563-66	WORKING RX	203.55	7
08/05/04	589	3129745563-66	CITISTREET	7,166.66	7
08/19/04	724	3129745563-66	AMVESCAP RETIREMENT INC.	86,250.00	7
08/26/04	751	3129745563-66	BLUE CROSS BLUE SHIELD	570.39	7
08/31/04	758	3129745563-66	WORKING RX	518.06	7
08/31/04	759	3129745563-66	BEHAVIORAL HEALTH CENTER	105.00	7
08/31/04	761	3129745563-66	BLUE CROSS BLUE SHIELD	257.41	7
				97,395.28	7 Total
08/31/04	757	3129745563-66	BLUE CROSS BLUE SHIELD	19,447.18	8
08/31/04	760	3129745563-66	THE HARTFORD	2,010.31	8
				21,457.49	8 Total
08/31/04	762	3129745563-66	EMPOLYMENT DEPT. - UI TAX	74.20	9
				74.20	9 Total
08/03/04	570	3129745563-66	DUANE WRIGHT & ASSOCIATES	5,124.19	10
08/03/04	572	3129745563-66	HENRY KLOBUCAR	3,425.00	10
08/03/04	573	3129745563-66	TIME WARNER TELECOM	56,458.10	10
08/03/04	574	3129745563-66	PASS WORD INC.	322.05	10
08/03/04	575	3129745563-66	PASS WORD INC.	297.00	10
08/05/04	585	3129745563-66	CITY TRANSFER LINE INC.	60.00	10
08/10/04	598	3129745563-66	MOORE FARMERS OIL	310.52	10
08/10/04	599	3129745563-66	JODE CORP	28,407.00	10
08/10/04	600	3129745563-66	JODE CORP	8,529.25	10
08/10/04	601	3129745563-66	JODE CORP	78,912.00	10
08/10/04	602	3129745563-66	JODE CORP	16,475.00	10
08/10/04	604	3129745563-66	JAMES BOYD SKINNER	3,310.92	10
08/10/04	606	3129745563-66	CENTURYTEL FIBER COMPANY, LLC	7,640.00	10
08/10/04	607	3129745563-66	COMMUNICATION MANPOWER, INC.	640.00	10
08/10/04	611	3129745563-66	GREAT PLAINS ONE-CALL SERVICES, INC.	1,206.80	10
08/10/04	615	3129745563-66	COMMUNICATION MANPOWER, INC.	3,200.00	10
08/10/04	621	3129745563-66	COMMUNICATION MANPOWER, INC.	640.00	10
08/10/04	653	3129745563-66	JULIE, INC.	1,297.15	10
08/10/04	655	3129745563-66	ONE CALL CONCEPTS, INC.	53.10	10
08/10/04	656	3129745563-66	DIGGERS HOTLINE	988.79	10
08/10/04	657	3129745563-66	ENTERPRISE FLEET SERVICES	1,597.77	10
08/10/04	659	3129745563-66	COMED	13.33	10
08/12/04	663	3129745563-66	MISSOURI ONE CALL SYSTEM, INC.	23.75	10
08/12/04	670	3129745563-66	ADESTA LLC	38,480.01	10
08/12/04	671	3129745563-66	ADESTA LLC	5,542.95	10
08/17/04	683	3129745563-66	JODE CORP	32,640.00	10
08/17/04	684	3129745563-66	JODE CORP	20,985.00	10
08/19/04	706	3129745563-66	DUANE WRIGHT & ASSOCIATES	4,973.89	10
08/19/04	707	3129745563-66	DON SHERRER	6,506.12	10
08/19/04	715	3129745563-66	COMMUNICATION MANPOWER, INC.	3,200.00	10
08/19/04	716	3129745563-66	COMMUNICATION MANPOWER, INC.	1,760.00	10
08/19/04	719	3129745563-66	IOWA ONE CALL	3,570.60	10
08/19/04	722	3129745563-66	GREAT PLAINS ONE-CALL SERVICES, INC.	310.92	10
08/23/04	726	3129745563-66	I-90 CORPORATION	3,300.00	10
08/24/04	730	3129745563-66	COMMUNICATION MANPOWER, INC.	3,440.00	10
08/24/04	734	3129745563-66	TRAVELERS BOND	100.00	10
08/24/04	735	3129745563-66	TRAVELERS BOND	163.00	10
08/24/04	736	3129745563-66	TRAVELERS BOND	2,730.00	10

Date	Check #	Account	Name	Amount	Purpose Code
08/24/04	737	3129745563-66	TRAVELERS BOND	3,250.00	10
08/26/04	748	3129745563-66	JAMES BOYD SKINNER	3,209.59	10
08/31/04	776	3129745563-66	COMMUNICATION MANPOWER, INC.	2,420.00	10
08/31/04	777	3129745563-66	PASS WORD INC.	341.91	10
08/31/04	778	3129745563-66	PASS WORD INC.	429.00	10
08/31/04	807	3129745563-66	WILTEL COMMUNICATIONS LLC - MAINTENANCE	34,392.01	10
08/31/04	827	3129745563-66	SBC	110.53	10
				390,787.25	10 Total
08/12/04	662	3129745563-66	DATA RETURN LLC	15,661.00	11
08/12/04	664	3129745563-66	DATA RETURN LLC	24,244.00	11
08/17/04	700	3129745563-66	MILES HIGH BUSINESS SOLUTIONS, LLC	1,687.50	11
08/17/04	702	3129745563-66	COMPUTER GEEX	35.00	11
08/31/04	790	3129745563-66	DELOITTE CONSULTING	2,880.00	11
				44,507.50	11 Total
08/03/04	567	3129745563-66	MICHAEL J. MELDAHL	17,675.00	12
08/03/04	568	3129745563-66	ACCOUNTEMPS	3,270.91	12
08/03/04	569	3129745563-66	ACCOUNTEMPS	1,911.00	12
08/03/04	571	3129745563-66	ANDERSON ZURMUEHLEN & CO., P.C.	620.00	12
08/03/04	576	3129745563-66	ACCOUNTEMPS	2,962.87	12
08/03/04	578	3129745563-66	MCGREE TRUCKING	245.00	12
08/03/04	579	3129745563-66	SUNGARD CSS	1,807.04	12
08/03/04	580	3129745563-66	EMPIRE OFFICE MACHINES	1.20	12
08/05/04	586	3129745563-66	NORSEMAN SERVICES	945.00	12
08/05/04	587	3129745563-66	SUMMIT VALLEY BOTTLED WATER & CONDITIONING	34.00	12
08/10/04	592	3129745563-66	MONTANA BROOM & BRUSH CO.	67.40	12
08/10/04	593	3129745563-66	CHRISTIE TRANSFER & STORAGE INC.	864.00	12
08/10/04	594	3129745563-66	ACCOUNTEMPS	346.70	12
08/10/04	595	3129745563-66	ACCOUNTEMPS	338.12	12
08/10/04	596	3129745563-66	ACCOUNTEMPS	2,511.25	12
08/10/04	608	3129745563-66	FEDEX	27.75	12
08/10/04	618	3129745563-66	FEDEX	95.32	12
08/10/04	627	3129745563-66	ACCOUNTEMPS	972.40	12
08/10/04	628	3129745563-66	ACCOUNTEMPS	617.70	12
08/10/04	629	3129745563-66	ACCOUNTEMPS	642.30	12
08/10/04	630	3129745563-66	ACCOUNTEMPS	504.70	12
08/10/04	631	3129745563-66	ACCOUNTEMPS	3.10	12
08/10/04	632	3129745563-66	ACCOUNTEMPS	949.40	12
08/10/04	633	3129745563-66	ACCOUNTEMPS	504.70	12
08/10/04	634	3129745563-66	ACCOUNTEMPS	504.70	12
08/10/04	635	3129745563-66	ACCOUNTEMPS	508.70	12
08/10/04	636	3129745563-66	ACCOUNTEMPS	132.43	12
08/10/04	637	3129745563-66	ACCOUNTEMPS	214.71	12
08/10/04	638	3129745563-66	ACCOUNTEMPS	1,040.35	12
08/10/04	639	3129745563-66	ACCOUNTEMPS	710.82	12
08/10/04	640	3129745563-66	ACCOUNTEMPS	1,457.75	12
08/10/04	642	3129745563-66	ACCOUNTEMPS	331.70	12
08/10/04	643	3129745563-66	ACCOUNTEMPS	160.66	12
08/10/04	644	3129745563-66	ACCOUNTEMPS	90.32	12
08/10/04	645	3129745563-66	ACCOUNTEMPS	76.87	12
08/10/04	646	3129745563-66	ACCOUNTEMPS	124.83	12
08/10/04	648	3129745563-66	NORSEMAN SERVICES	885.00	12
08/10/04	652	3129745563-66	FEDEX	114.83	12
08/10/04	654	3129745563-66	SPHERION CORPORATION	601.92	12

Date	Check #	Account	Name	Amount	Purpose Code
08/12/04	668	3129745563-66	SPHERION CORPORATION	547.20	12
08/12/04	669	3129745563-66	INSTY-PRINTS	592.38	12
08/17/04	676	3129745563-66	SUNGARD CSS	3,501.54	12
08/17/04	677	3129745563-66	EMPIRE OFFICE MACHINES	242.42	12
08/17/04	678	3129745563-66	INSTY-PRINTS	238.67	12
08/17/04	680	3129745563-66	FEDEX	166.07	12
08/17/04	681	3129745563-66	WELLS FARGO IMAGING CONCEPTS	150.36	12
08/17/04	682	3129745563-66	FP MAILING SOLUTIONS	186.00	12
08/17/04	685	3129745563-66	ACCOUNTEMPS	130.92	12
08/17/04	701	3129745563-66	DANIEL BERMINGHAM CONSULTING	1,290.00	12
08/19/04	705	3129745563-66	ACCOUNTEMPS	200.33	12
08/19/04	711	3129745563-66	NORSEMAN SERVICES	892.31	12
08/19/04	712	3129745563-66	WESTERN MONTANA ENGINEERING INC.	112.50	12
08/19/04	713	3129745563-66	STATE OF MONTANA, MT SEC OF STATE	25.00	12
08/19/04	714	3129745563-66	EMPIRE OFFICE MACHINES	505.43	12
08/19/04	718	3129745563-66	SPHERION CORPORATION	109.44	12
08/24/04	727	3129745563-66	HIGHLAND JANITORIAL	1,050.00	12
08/24/04	731	3129745563-66	FEDEX	219.43	12
08/24/04	732	3129745563-66	OFFICE SOLUTIONS	20.00	12
08/24/04	743	3129745563-66	MILLER ADVERTISING AGENCY INC	53,586.00	12
08/26/04	744	3129745563-66	INTERNATIONAL CREDIT RECOVERY	110.00	12
08/26/04	745	3129745563-66	ANDERSON ZURMUEHLEN & CO., P.C.	210.00	12
08/26/04	746	3129745563-66	ADP INVESTOR COMMUNICAITONS SERVICES	16,885.11	12
08/26/04	749	3129745563-66	NORSEMAN SERVICES	1,024.92	12
08/26/04	750	3129745563-66	OLYMPIC DATA SERVICES INC.	382.86	12
08/26/04	753	3129745563-66	TRADEMARK ELECTRIC INC.	434.88	12
08/26/04	754	3129745563-66	MONTANA BROOM & BRUSH CO.	203.35	12
08/26/04	755	3129745563-66	MONTANA INTERNATIONAL INSURANCE	75.00	12
08/31/04	763	3129745563-66	SPHERION CORPORATION	684.00	12
08/31/04	775	3129745563-66	FEDEX	433.12	12
08/31/04	814	3129745563-66	PAPERLINE	113.39	12
08/31/04	815	3129745563-66	MONTANA BROOM & BRUSH CO.	102.00	12
08/31/04	837	3129745563-66	ACCOUNTEMPS	667.06	12
08/31/04	838	3129745563-66	ACCOUNTEMPS	531.70	12
08/31/04	839	3129745563-66	ACCOUNTEMPS	599.30	12
08/31/04	840	3129745563-66	ACCOUNTEMPS	863.40	12
08/31/04	841	3129745563-66	ACCOUNTEMPS	199.02	12
08/31/04	842	3129745563-66	ACCOUNTEMPS	331.70	12
08/31/04	843	3129745563-66	ACCOUNTEMPS	331.70	12
08/31/04	844	3129745563-66	ACCOUNTEMPS	493.50	12
08/31/04	845	3129745563-66	ACCOUNTEMPS	840.40	12
08/31/04	846	3129745563-66	ACCOUNTEMPS	199.02	12
				134,353.88	12 Total
08/10/04	606	3129745563-66	CENTURYTEL FIBER COMPANY, LLC	2,789.58	13
08/31/04	785	3129745563-66	GEAC ENTERPIRSE SOLUTIONS, INC	66,571.44	13
08/31/04	807	3129745563-66	WILTEL COMMUNICATIONS LLC - COLOCATION	44,191.86	13
				113,552.88	13 Total
08/12/04	666	3129745563-66	CROWLEY HAUGHEY HANSON TOOLE & DIETRICH	1,363.00	14
08/12/04	667	3129745563-66	CROWLEY HAUGHEY HANSON TOOLE & DIETRICH	429.50	14
08/19/04	708	3129745563-66	DUANE MORRIS LLP	6,445.11	14
08/19/04	709	3129745563-66	DUANE MORRIS LLP	841.50	14
08/19/04	710	3129745563-66	DUANE MORRIS LLP	149.10	14
08/20/04	725	3129745563-66	MERRILL COMMUNICATIONS LLC	8,280.00	14

Date	Check #	Account	Name	Amount	Purpose Code
08/24/04	739	3129745563-66	FLEMING & O’LEARY PLLP	5,212.50	14
08/26/04	747	3129745563-66	THELEN REID & PRIEST LLP	60,803.64	14
08/26/04	752	3129745563-66	THELEN REID & PRIEST LLP	1,442.00	14
				84,966.35	14 Total
08/05/04	582	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	133.79	15
08/05/04	583	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	123.68	15
08/10/04	603	3129745563-66	FARMER’S ELECTRIC COOPERATIVE	28.00	15
08/10/04	605	3129745563-66	NORRIS PUBLIC POWER	56.41	15
08/10/04	609	3129745563-66	BEARTOOTH ELECTRIC COOPERATIVE, INC.	82.95	15
08/10/04	612	3129745563-66	SIERRA PACIFIC POWER COMPANY	7.14	15
08/10/04	613	3129745563-66	MISSION VALLEY POWER	80.74	15
08/10/04	614	3129745563-66	NORTHWESTERN ENERGY	135.42	15
08/10/04	616	3129745563-66	LEWIS COUNTY PUBLIC UTILITY DISTRICT	32.82	15
08/10/04	617	3129745563-66	LEWIS COUNTY PUBLIC UTILITY DISTRICT	55.79	15
08/10/04	619	3129745563-66	CITY & COUNTY OF BUTTE SILVER BOW	38.26	15
08/10/04	620	3129745563-66	SOUTHERN POWER DISTRICT	45.97	15
08/10/04	622	3129745563-66	NORTHERN STATES POWER COMPANY	73.24	15
08/10/04	623	3129745563-66	CITY & COUNTY OF BUTTE SILVER BOW	41.65	15
08/10/04	624	3129745563-66	MT WHEELER POWER	18.90	15
08/10/04	625	3129745563-66	SIERRA PACIFIC POWER COMPANY	7.14	15
08/10/04	626	3129745563-66	PUGET SOUND ENERGY	343.37	15
08/10/04	651	3129745563-66	BLUE STAKES OF UTAH UTILITY NOTIFICATION CENTER	833.66	15
08/10/04	660	3129745563-66	OAKDALE ELECTRIC COOPERATIVE	79.84	15
08/10/04	661	3129745563-66	FLATHEAD ELECTRIC COOPERATIVE, INC.	111.04	15
08/12/04	673	3129745563-66	NORTHERN STATES POWER COMPANY	31.53	15
08/12/04	674	3129745563-66	EASTERN IOWA LIGHT & POWER CO-OP.	42.41	15
08/17/04	679	3129745563-66	NORTHWESTERN ENERGY	136.01	15
08/17/04	686	3129745563-66	NORTHWESTERN ENERGY	168.63	15
08/17/04	687	3129745563-66	NORTHWESTERN ENERGY	206.54	15
08/17/04	688	3129745563-66	NORTHWESTERN ENERGY	149.13	15
08/19/04	717	3129745563-66	SIERRA PACIFIC POWER COMPANY	182.82	15
08/19/04	720	3129745563-66	MIDAMERICAN ENERGY COMPANY	56.04	15
08/19/04	721	3129745563-66	BENTON PUD	140.52	15
08/24/04	728	3129745563-66	SIERRA PACIFIC POWER COMPANY	4.52	15
08/24/04	729	3129745563-66	SIERRA PACIFIC POWER COMPANY	5.00	15
08/24/04	733	3129745563-66	MIDAMERICAN ENERGY COMPANY	49.49	15
08/24/04	738	3129745563-66	AMEREN CIPS	16.10	15
08/31/04	764	3129745563-66	PARK ELECTRIC COOPERATIVE, INC.	86.00	15
08/31/04	765	3129745563-66	PARK ELECTRIC COOPERATIVE, INC.	86.00	15
08/31/04	766	3129745563-66	COMED	13.33	15
08/31/04	767	3129745563-66	COMED	90.58	15
08/31/04	768	3129745563-66	COMED	98.86	15
08/31/04	769	3129745563-66	COMED	13.33	15
08/31/04	770	3129745563-66	COMED	13.33	15
08/31/04	771	3129745563-66	COMED	33.05	15
08/31/04	772	3129745563-66	COMED	47.20	15
08/31/04	773	3129745563-66	SOUTHWESTERN ELECTRIC COOPERATIVE, INC.	256.15	15
08/31/04	774	3129745563-66	PUGET SOUND ENERGY	179.54	15
08/31/04	779	3129745563-66	AMEREN CIPS	22.00	15
08/31/04	780	3129745563-66	NORTHWESTERN ENERGY	284.73	15
08/31/04	781	3129745563-66	NORTHWESTERN ENERGY	37.67	15
08/31/04	782	3129745563-66	NORTHWESTERN ENERGY	122.01	15
08/31/04	783	3129745563-66	NORTHWESTERN ENERGY	448.46	15
08/31/04	784	3129745563-66	NORTHWESTERN ENERGY	315.18	15
08/31/04	791	3129745563-66	NORTHWESTERN ENERGY	7,085.45	15
08/31/04	792	3129745563-66	NORTHWESTERN ENERGY	6,677.58	15
08/31/04	793	3129745563-66	NORTHWESTERN ENERGY	56.27	15

Date	Check #	Account	Name	Amount	Purpose Code
08/31/04	794	3129745563-66	NORTHWESTERN ENERGY	63.77	15
08/31/04	795	3129745563-66	NORTHWESTERN ENERGY	41.74	15
08/31/04	796	3129745563-66	NORTHWESTERN ENERGY	28.86	15
08/31/04	797	3129745563-66	NORTHWESTERN ENERGY	110.34	15
08/31/04	798	3129745563-66	NORTHWESTERN ENERGY	130.32	15
08/31/04	799	3129745563-66	NORTHWESTERN ENERGY	208.73	15
08/31/04	800	3129745563-66	NORTHWESTERN ENERGY	116.91	15
08/31/04	801	3129745563-66	NORTHWESTERN ENERGY	28.83	15
08/31/04	802	3129745563-66	NORTHWESTERN ENERGY	147.34	15
08/31/04	803	3129745563-66	NORTHWESTERN ENERGY	155.05	15
08/31/04	804	3129745563-66	DAWSON COUNTY PUBLIC POWER DIST.	520.72	15
08/31/04	805	3129745563-66	FLATHEAD ELECTRIC COOPERATIVE, INC.	125.41	15
08/31/04	806	3129745563-66	OAKDALE ELECTRIC COOPERATIVE	118.12	15
08/31/04	808	3129745563-66	NISHNABOTNA VALLEY RURAL ELEC CO-OP	146.34	15
08/31/04	809	3129745563-66	NORRIS PUBLIC POWER	176.16	15
08/31/04	810	3129745563-66	BENTON PUD	62.65	15
08/31/04	811	3129745563-66	MISSOULA ELECTRIC COOPERATIVE	95.04	15
08/31/04	812	3129745563-66	MISSOULA ELECTRIC COOPERATIVE	82.05	15
08/31/04	813	3129745563-66	MISSOULA ELECTRIC COOPERATIVE	96.46	15
08/31/04	817	3129745563-66	JACKSON ELECTRIC COOPERATIVE	105.51	15
08/31/04	818	3129745563-66	JACKSON ELECTRIC COOPERATIVE	99.99	15
08/31/04	819	3129745563-66	WE ENERGIES	52.21	15
08/31/04	820	3129745563-66	WE ENERGIES	44.20	15
08/31/04	821	3129745563-66	WE ENERGIES	83.44	15
08/31/04	822	3129745563-66	WE ENERGIES	70.14	15
08/31/04	823	3129745563-66	WE ENERGIES	85.65	15
08/31/04	824	3129745563-66	INLAND POWER AND LIGHT COMPANY	61.38	15
08/31/04	825	3129745563-66	INLAND POWER AND LIGHT COMPANY	77.35	15
08/31/04	826	3129745563-66	INLAND POWER AND LIGHT COMPANY	77.35	15
08/31/04	828	3129745563-66	AMEREN CILCO	12.20	15
08/31/04	829	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	134.56	15
08/31/04	830	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	123.68	15
08/31/04	831	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	140.31	15
08/31/04	832	3129745563-66	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	133.79	15
08/31/04	833	3129745563-66	ALLIANT ENERGY	256.53	15
08/31/04	834	3129745563-66	ALLIANT ENERGY	220.92	15
08/31/04	835	3129745563-66	ALLIANT ENERGY	65.74	15
08/31/04	836	3129745563-66	ALLIANT ENERGY	70.78	15
				23,855.84	15 Total
08/19/04	704	3129745563-66	HICKORY TECH	15,825.50	17
				15,825.50	17 Total
08/03/04	577	3129745563-66	DEBBIE MIDTLYNG	93.00	20
08/03/04	581	3129745563-66	TANNIS LYTLE	29.12	20
08/10/04	641	3129745563-66	MICHAEL J. MELDAHL	1,286.04	20
08/10/04	649	3129745563-66	KEVIN DENNEHY	27.75	20
08/10/04	650	3129745563-66	HENRY KLOBUCAR	66.10	20
08/10/04	658	3129745563-66	LISSA NIELSEN	28.41	20
08/12/04	672	3129745563-66	LEANN CARTER	37.00	20
08/17/04	703	3129745563-66	MARGE NOYD	161.85	20
08/24/04	740	3129745563-66	KEVIN DENNEHY	27.85	20
08/24/04	741	3129745563-66	ROBERT P. GANNON	62.04	20
				1,819.16	20 Total
08/05/04	590	3129745563-66	PHILLIPS GOLDMAN & SPENCE PA	1,159.24	31
08/05/04	591	3129745563-66	PHILLIPS GOLDMAN & SPENCE PA	4,918.45	31
08/10/04	597	3129745563-66	CAPITAL TRUST COMPANY OF DELEWARE	1,750.00	31
08/10/04	647	3129745563-66	PHILLIPS GOLDMAN & SPENCE PA	2,397.83	31
08/12/04	665	3129745563-66	BANK MANAGEMENT CORPORATION	32,968.55	31
08/24/04	742	3129745563-66	PROTIVITI INC.	190,670.55	31
08/31/04	786	3129745563-66	WINSTON & STRAWN LLP	140,424.95	31
08/31/04	787	3129745563-66	THE BAYARD FIRM	10,655.11	31
				384,944.68	31 Total
				1,321,441.64	Grand Total

Touch America

Disbursements for August 2004

Date	Check #	Account	Name	Amount	Purpose Code
08/16/04	101	3129745563-68	MARY E. MAZZOLINI	3,150.74	5
08/20/04	102	3129745563-68	KELLY M. BOND	737.16	5
08/20/04	103	3129745563-68	HEATHER L. BRUNELL	658.70	5
08/20/04	104	3129745563-68	JUSTIN C. BRUNELL	1,079.67	5
08/20/04	105	3129745563-68	ROBERT P. GANNON	7,677.94	5
08/20/04	106	3129745563-68	LARRY W. KRAUSE	2,208.93	5
08/20/04	107	3129745563-68	JERROLD P. PEDERSON	5,409.40	5
08/20/04	108	3129745563-68	DEBORAH S. MIDTLYNG	1,243.77	5
08/20/04	109	3129745563-68	RICHARD K. WRIGHT	2,378.67	5
08/20/04	110	3129745563-68	LAURI A. YELENICH	2,489.91	5
08/20/04	111	3129745563-68	JAMES D. YOUNG	1,857.85	5
08/20/04	112	3129745563-68	MARGE J. NOYD	2,110.53	5
08/20/04	113	3129745563-68	KEVIN P. DENNEHY	4,181.97	5
08/20/04	114	3129745563-68	TANNIS E. LYTLE	978.38	5
08/20/04	115	3129745563-68	CAROL A. GIAMONA	2,299.88	5
08/20/04	116	3129745563-68	KENNETH J. PALAGI	2,976.15	5
08/20/04	117	3129745563-68	LISSA M. NIELSEN	1,040.75	5
08/20/04	118	3129745563-68	LEANN CARTER	886.11	5
08/20/04	119	3129745563-68	PAMELA RANDALL	1,349.73	5
08/20/04	120	3129745563-68	COLLEEN RABSON	745.02	5
			TOTAL - ACCT #3129745563-68	45,461.26

Touch America

Outstanding Checks for August 2004

Date	Check #	Name	Amount	Purpose Code

6/29/2004	328	OFFICE SOLUTIONS	65.00	12
8/10/2004	641	MICHAEL J. MELDAHL	1,286.04	20
8/19/2004	707	DON SHERRER	6,506.12	10
8/19/2004	712	WESTERN MONTANA ENGINEERING INC.	112.50	12
8/19/2004	713	STATE OF MONTANA, MT SEC OF STATE	25.00	12
8/24/2004	728	SIERRA PACIFIC POWER COMPANY	4.52	15
8/24/2004	729	SIERRA PACIFIC POWER COMPANY	5.00	15
8/24/2004	732	OFFICE SOLUTIONS	20.00	12
8/24/2004	734	TRAVELERS BOND	100.00	10
8/24/2004	735	TRAVELERS BOND	163.00	10
8/24/2004	736	TRAVELERS BOND	2,730.00	10
8/24/2004	737	TRAVELERS BOND	3,250.00	10
8/24/2004	738	AMEREN CIPS	16.10	15
8/24/2004	739	FLEMING & O’LEARY PLLP	5,212.50	14
8/24/2004	740	KEVIN DENNEHY	27.85	20
8/24/2004	741	ROBERT P. GANNON	62.04	20
8/26/2004	744	INTERNATIONAL CREDIT RECOVERY	110.00	12
8/26/2004	745	ANDERSON ZURMUEHLEN & CO., P.C.	210.00	12
8/26/2004	747	THELEN REID & PRIEST LLP	60,803.64	14
8/26/2004	748	JAMES BOYD SKINNER	3,209.59	10
8/26/2004	749	NORSEMAN SERVICES	1,024.92	12
8/26/2004	750	OLYMPIC DATA SERVICES INC.	382.86	12
8/26/2004	752	THELEN REID & PRIEST LLP	1,442.00	14
8/26/2004	753	TRADEMARK ELECTRIC INC.	434.88	12
8/26/2004	754	MONTANA BROOM & BRUSH CO.	203.35	12
8/31/2004	757	BLUE CROSS BLUE SHIELD	19,447.18	8
8/31/2004	758	WORKING RX	518.06	7
8/31/2004	759	BEHAVIORAL HEALTH CENTER	105.00	7
8/31/2004	760	THE HARTFORD	2,010.31	8
8/31/2004	761	BLUE CROSS BLUE SHIELD	257.41	7
8/31/2004	762	EMPOLYMENT DEPT. - UI TAX	74.20	9
8/31/2004	763	SPHERION CORPORATION	684.00	12
8/31/2004	764	PARK ELECTRIC COOPERATIVE, INC.	86.00	15
8/31/2004	765	PARK ELECTRIC COOPERATIVE, INC.	86.00	15
8/31/2004	766	COMED	13.33	15
8/31/2004	767	COMED	90.58	15
8/31/2004	768	COMED	98.86	15
8/31/2004	769	COMED	13.33	15
8/31/2004	770	COMED	13.33	15
8/31/2004	771	COMED	33.05	15
8/31/2004	772	COMED	47.20	15
8/31/2004	773	SOUTHWESTERN ELECTRIC COOPERATIVE, INC.	256.15	15
8/31/2004	774	PUGET SOUND ENERGY	179.54	15
8/31/2004	775	FEDEX	433.12	12
8/31/2004	776	COMMUNICATION MANPOWER, INC.	2,420.00	10
8/31/2004	777	PASS WORD INC.	341.91	10
8/31/2004	778	PASS WORD INC.	429.00	10
8/31/2004	779	AMEREN CIPS	22.00	15
8/31/2004	780	NORTHWESTERN ENERGY	284.73	15
8/31/2004	781	NORTHWESTERN ENERGY	37.67	15
8/31/2004	782	NORTHWESTERN ENERGY	122.01	15
8/31/2004	783	NORTHWESTERN ENERGY	448.46	15
8/31/2004	784	NORTHWESTERN ENERGY	315.18	15
8/31/2004	785	GEAC ENTERPIRSE SOLUTIONS, INC	66,571.44	13
8/31/2004	786	WINSTON & STRAWN LLP	140,424.95	31
8/31/2004	787	THE BAYARD FIRM	10,655.11	31
8/31/2004	790	DELOITTE CONSULTING	2,880.00	11
8/31/2004	791	NORTHWESTERN ENERGY	7,085.45	15
8/31/2004	792	NORTHWESTERN ENERGY	6,677.58	15

				Purpose
8/31/2004	793	NORTHWESTERN ENERGY	56.27	15
8/31/2004	794	NORTHWESTERN ENERGY	63.77	15
8/31/2004	795	NORTHWESTERN ENERGY	41.74	15
8/31/2004	796	NORTHWESTERN ENERGY	28.86	15
8/31/2004	797	NORTHWESTERN ENERGY	110.34	15
8/31/2004	798	NORTHWESTERN ENERGY	130.32	15
8/31/2004	799	NORTHWESTERN ENERGY	208.73	15
8/31/2004	800	NORTHWESTERN ENERGY	116.91	15
8/31/2004	801	NORTHWESTERN ENERGY	28.83	15
8/31/2004	802	NORTHWESTERN ENERGY	147.34	15
8/31/2004	803	NORTHWESTERN ENERGY	155.05	15
8/31/2004	804	DAWSON COUNTY PUBLIC POWER DIST.	520.72	15
8/31/2004	805	FLATHEAD ELECTRIC COOPERATIVE, INC.	125.41	15
8/31/2004	806	OAKDALE ELECTRIC COOPERATIVE	118.12	15
8/31/2004	807	WILTEL COMMUNICATIONS LLC	78,583.87	10
8/31/2004	808	NISHNABOTNA VALLEY RURAL ELEC CO-OP	146.34	15
8/31/2004	809	NORRIS PUBLIC POWER	176.16	15
8/31/2004	810	BENTON PUD	62.65	15
8/31/2004	811	MISSOULA ELECTRIC COOPERATIVE	95.04	15
8/31/2004	812	MISSOULA ELECTRIC COOPERATIVE	82.05	15
8/31/2004	813	MISSOULA ELECTRIC COOPERATIVE	96.46	15
8/31/2004	814	PAPERLINE	113.39	12
8/31/2004	815	MONTANA BROOM & BRUSH CO.	102.00	12
8/31/2004	817	JACKSON ELECTRIC COOPERATIVE	105.51	15
8/31/2004	818	JACKSON ELECTRIC COOPERATIVE	99.99	15
8/31/2004	819	WE ENERGIES	52.21	15
8/31/2004	820	WE ENERGIES	44.20	15
8/31/2004	821	WE ENERGIES	83.44	15
8/31/2004	822	WE ENERGIES	70.14	15
8/31/2004	823	WE ENERGIES	85.65	15
8/31/2004	824	INLAND POWER AND LIGHT COMPANY	61.38	15
8/31/2004	825	INLAND POWER AND LIGHT COMPANY	77.35	15
8/31/2004	826	INLAND POWER AND LIGHT COMPANY	77.35	15
8/31/2004	827	SBC	110.53	10
8/31/2004	828	AMEREN CILCO	12.20	15
8/31/2004	829	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	134.56	15
8/31/2004	830	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	123.68	15
8/31/2004	831	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	140.31	15
8/31/2004	832	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	133.79	15
8/31/2004	833	ALLIANT ENERGY	256.53	15
8/31/2004	834	ALLIANT ENERGY	220.92	15
8/31/2004	835	ALLIANT ENERGY	65.74	15
8/31/2004	836	ALLIANT ENERGY	70.78	15
8/31/2004	837	ACCOUNTEMPS	667.06	12
8/31/2004	838	ACCOUNTEMPS	531.70	12
8/31/2004	839	ACCOUNTEMPS	599.30	12
8/31/2004	840	ACCOUNTEMPS	863.40	12
8/31/2004	841	ACCOUNTEMPS	199.02	12
8/31/2004	842	ACCOUNTEMPS	331.70	12
8/31/2004	843	ACCOUNTEMPS	331.70	12
8/31/2004	844	ACCOUNTEMPS	493.50	12
8/31/2004	845	ACCOUNTEMPS	840.40	12
8/31/2004	846	ACCOUNTEMPS	199.02	12
			438,962.48

Touch America

Receipts for August 2004

Date	Transaction	Account	Name	Amount	Purpose Code	Memo/Description

08/02/04	DEPOSIT	3129745563-65	Broadwing	4,850.00	1	TA Billing System Revenue
08/02/04	DEPOSIT	3129745563-65	At Home General Unsecured Creditors’ Con	3,994.18	1	TA Billing System Revenue
08/02/04	DEPOSIT	3129745563-65	Allstream Fiber US Inc	24,677.90	1	TA Billing System Revenue
08/02/04	DEPOSIT	3129745563-65	Fleming & O’Leary, PLLP	1,500.00	1	TA Billing System Revenue
08/03/04	DEPOSIT	3129745563-65	John Shearer	30.61	1	TA Billing System Revenue
08/03/04	DEPOSIT	3129745563-65	Glen Voeks	189.65	1	TA Billing System Revenue
08/03/04	DEPOSIT	3129745563-65	Dan Bucy Smith	70.60	1	TA Billing System Revenue
08/03/04	DEPOSIT	3129745563-65	Patricia Davis	40.00	1	TA Billing System Revenue
08/04/04	DEPOSIT	3129745563-65	AMERICA ONLINE	50,903.47	1	TA Billing System Revenue
08/04/04	DEPOSIT	3129745563-65	LIGHTPOINT NETWORKS LLC	25,000.00	1	TA Billing System Revenue
08/05/04	DEPOSIT	3129745563-65	MIKE MELDAHL	828.40	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	NORTHWEST COLLECTORS INC	3,205.85	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	UNION TELEPHONE	2,233.49	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	WELLS FARGO BANK NA	327.70	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	JENECE JACOBS SHARKEY	14.95	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	DEBRAH D REEDER	10.00	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	JANIE L LANZ	35.00	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	JERRY W JAMES	281.11	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	WESTERN WIRELESS	1,050.00	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	LEDCOR TECHNICAL SERVICES INC	1,597.77	1	TA Billing System Revenue
08/10/04	DEPOSIT	3129745563-65	FARMERS INSURANCE EXCHANGE	5.94	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	NATALIE ELLIOTT	30.00	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	JOHN SHEARER	14.95	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	CARL KORELL	375.72	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	KENNETH STAIGMILLER	14.95	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	JOHN ALEXANDER ENGELMANN	5.00	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	MIKE ZIMMERMAN	490.43	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	KENNETH WILLIAMS	460.62	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	MOUNTAIN WEST INTERNET, INC.	100.00	1	TA Billing System Revenue
08/12/04	DEPOSIT	3129745563-65	THE ANSCHUTZ CORP	32,482.32	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	JOAN HEIMARK	312.46	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	JADE RICHTER	35.90	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	PATRICIA CAROLINE SCOTT	10.00	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	IONE SCHUMACHER	329.12	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	STATE DEPT OF ASSESSMENTS & TAXATION	6.00	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	TOM J SCHULTZ	15.00	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	JONATHAN POTTER	715.63	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	DAVID D DOBRINEN	10.00	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	VERIZON WIRELESS	9.73	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	WILTEL COMMUNICATIONS	71,488.54	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	VERIZON WIRELESS	1.80	1	TA Billing System Revenue
08/16/04	DEPOSIT	3129745563-65	NEXTEL	62,208.67	1	TA Billing System Revenue
08/18/04	DEPOSIT	3129745563-65	JANETTE REGET	18.00	1	TA Billing System Revenue
08/18/04	DEPOSIT	3129745563-65	NW FUEL SYSTEMS	18.95	1	TA Billing System Revenue
08/18/04	DEPOSIT	3129745563-65	WORKERS COMPENSATION FUND (UTAH)	35.60	1	TA Billing System Revenue
08/18/04	DEPOSIT	3129745563-65	PAMELA E RANDALL	60.00	1	TA Billing System Revenue
08/18/04	DEPOSIT	3129745563-65	RALPH BOOTH	1,250.00	1	TA Billing System Revenue
08/19/04	DEPOSIT	3129745563-65	JAMES YOUNG & DEBORAN YOUNG	410.00	1	TA Billing System Revenue
08/19/04	DEPOSIT	3129745563-65	CBM COLLECTIONS INC	63.33	1	TA Billing System Revenue
08/19/04	DEPOSIT	3129745563-65	CBM COLLECTIONS	51.15	1	TA Billing System Revenue
08/19/04	DEPOSIT	3129745563-65	MATTHEWS PIERCE & LLOYD INC	68,720.59	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	CAROL A GIAMONA	25.00	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	HEATHER BRUNELL	50.00	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	KELLY M BOND	50.00	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	COMPUTER GEEX INC.	4,340.00	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	MERRICK & COMPANY	20,000.00	1	TA Billing System Revenue
08/20/04	DEPOSIT	3129745563-65	JUSTIN BRUNELL	50.00	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	MARGE NOYD	150.00	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	HIGHLINE ELECTRIC ASSOC	1,202.11	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	PICK YOUR PART AUTO RECYCLING	15,169.80	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	PAM RANDALL	60.00	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	ALLSTREAM FIBER US INC	2,100.00	1	TA Billing System Revenue
08/26/04	DEPOSIT	3129745563-65	VERIZON	3.51	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	SIAC	22,537.33	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	ALLSTREAM FIBER	24,677.90	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	MICHAEL J OR CLARICE CRYDER	5.08	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	VAIL SYSTEMS INC	3,375.00	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	MATERNAL LIFE INTERNAITONAL	718.95	1	TA Billing System Revenue
				455,105.76

08/12/04	WIRE IN	3129745563-65	PACE BUTLER	2,865.00	1	TA Billing System Revenue
08/12/04	WIRE IN	3129745563-65	ESNET	147,246.39	1	TA Billing System Revenue
				150,111.39

Date	Transaction	Account	Name	Amount	Purpose Code	Memo/Description

08/05/04	DEPOSIT	3129745563-65	USBANK - CLOSURE OF ACCT #6544	10,850.78	1	TA Billing System Revenue
08/05/04	DEPOSIT	3129745563-65	US BANK - CLOSURE OF ACCT #6569	7,173.67	1	TA Billing System Revenue
08/30/04	DEPOSIT	3129745563-65	US BANK - CLOSURE OF ACCT #1249	51,496.20	1	TA Billing System Revenue
				69,520.65

			TOTAL RECEIPTS - ACCT #3129745563-65 - ACCOUNTS RECEIVABLE	605,217.15

			TOTAL RECEIPTS - ACCT #3129745563-65 - TRANSFER FROM TAI	69,520.65

08/23/04	DEPOSIT	3129745563-66	CREDIT ASSOCIATES INC	151.92	1	TA Billing System Revenue
08/23/04	DEPOSIT	3129745563-66	JOHN DUNN	17.95	1	TA Billing System Revenue
08/23/04	DEPOSIT	3129745563-66	LOREN A DAVY	15.00	1	TA Billing System Revenue
08/23/04	DEPOSIT	3129745563-66	MONEY MANAGEMENT INTERNATIONAL	10.00	1	TA Billing System Revenue
08/23/04	DEPOSIT	3129745563-66	MEETINGONE CORP	20,000.00	1	TA Billing System Revenue
08/23/04	DEPOSIT	3129745563-66	MOLERWAY FREIGHT LINES	5,000.00	1	TA Billing System Revenue
			TOTAL RECEIPTS - ACCT #3129745563-66	25,194.87

08/31/04	DEPOSIT	3129745563-65	INTEREST INCOME	24,328.73	3	INTEREST INCOME
08/31/04	DEPOSIT	3129745563-67	INTEREST INCOME	16,244.68	3	INTEREST INCOME

			TOTAL INTEREST - ACCT 3129745563-65 AND 3129744453-67	40,573.41

Date	Transaction	Account	Name	Amount	Purpose Code	Memo/Description

TOTALS			DIFFERENCE		NOTES

US BANK	5.00	4,356,424.19	4,356,419.19	5/3/2004	Transfer from Chase to US Bank
	5.00		4,356,419.19	5/13/2004	Transfer from Chase to US Bank
				5/7/2004	Transfer from Wells Fargo to US Bank

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	August 1, 2004 - August 31, 2004

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0.00	0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs (A)	0.00	187,669.40
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	0.00	187,669.40
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	0.00	(187,669.40)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	40,573.41	10,539,694.32
Interest Expense	0.00	520.59
Other Expense (attach schedule)	0.00	47,914.73
Net Profit (Loss) Before Reorganization Items	40,573.41	10,303,589.60
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees		1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment		(1,365,811.76)
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	(1,364,811.76)
Income Taxes		(7,874,198.76)
Net Profit (Loss)	40,573.41	19,542,600.12

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-2
(9/99)

(A) A post-retirement benefit liability was transferred from Entech, LLC in October 2003.

(B) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income
Interest income-unrelated	40,573.41	475,286.41
Miscellaneous nonoperating Income		10,000,000.20

Total	40,573.41	10,475,286.61
Other Expenses
Finance charges and bank fees		27,869.38
Other Interest Expense		3,946.05
Amortization of Bank Fees		(892.77)
Other Misc Operating Expense		60.68

Total	0.00	30,983.34
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CONT)
(9/99)

In re : Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period:	August 31, 2004

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	42,778,648.68	9,920,511.35
Restricted Cash and Cash Equivalents (I)	0.00	4,500,000.00
Accounts Receivable (Net)	7,341.12	104,460.26
Accounts Receivable - Intercompany	644,364,478.17	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	687,150,467.97	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	0.00	0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	(74,773,583.46)	(321,652,611.62)
Other Assets (reclassification of debit balance liabilities)	0.00
TOTAL OTHER ASSETS	(74,773,583.46)	(321,652,611.62)

TOTAL ASSETS	612,376,884.51	285,887,697.65

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0.00	0.00
Accounts Payable - Intercompany	36,750,061.36	0.00
Taxes Payable (refer to FORM MOR-4)	(100,388.00)	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	36,649,673.36	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B) (H)	102,503,898.90	113,315,822.11
Unsecured Debt - reported at 6/19/03 (H)	1,014,084.03	820,822.16
Unsecured Debt -Taxes Payable	(12,127.75)	0.00
Unsecured Debt - Leveraged ESOP Compensation (E) (H)	482,189.27	482,189.27
Unsecured Debt - Tetragenics Accounts Payable	34,622.55
Unsecured Debt - Preferred stock redemptions (F)	402,324.22
Unsecured Debt - accrued divestiture costs	0.00	1,568,961.38
Unsecured Debt - Intercompany	148,140,118.79	113,376,849.17
Unsecured Debt - post-retirement benefit liability	187,669.40
TOTAL PRE-PETITION LIABILITIES	252,752,914.51	229,564,779.19

TOTAL LIABILITIES	289,402,587.87	229,564,779.19
OWNER EQUITY
Capital Stock (C)	530,495,941.00	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners’ Capital Account	0.00
Owner’s Equity Account	0.00
Retained Earnings - Pre-Petition	(349,903,086.28)	(474,689,789.42)
Retained Earnings - Postpetition	19,542,600.12
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	120,491,443.15
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	322,974,296.64	56,322,918.46

TOTAL LIABILITIES AND OWNERS’ EQUITY	612,376,884.51	285,887,697.65

* “Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A)       The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B)       Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return. However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return. 1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C)       Reflects the use of ESOP shares to fund a portion of Touch America, Inc.’s 401k plan.

(D)       Touch America Holdings, Inc. is the parent company.All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E)         This amount represents prepetition amounts not included in the original bankruptcy schedules as filed.  No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(F)         This amount represents preferred stock which was called, but not yet redeemed as of the filing date.

(G)       A post-retirement benefit liability of $188, 803.68 was transferred from Entech, LLC in October 2003.

(H)       The “BOOK VALUE ON PETITION DATE” amount has been adjusted to reflect the proper amount.  The adjustment only reallocates amounts between “BOOK VALUE ON PETITION DATE” catagories and does not change the total amount originally reported.

(I)            Retstricted Cash was transferred from Touch America Holdings Inc, LLC to Touch America Inc in March 2004.

FORM MOR-3
(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
Investments in Subsidiaries:
184301 Inv-Mem Cap ENT LLC	500.00	500.00
184303 Invest-ENT-Und Earn	(639,355.12)	(7,107,271.60)
184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
184661 Invest-TET -Comm Stk	(13,488.64)	372,100.00
184664 Invest-TET -Und Earn	13,531.51	(9,714,076.41)
184667 Invest-TET -APIC	0.00	8,125,118.94
184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
184674 Invest-TAI -Und Earn	(810,339,343.92)	(1,049,533,555.26)
184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
Total	(74,773,583.46)	(321,652,611.62)

Other Assets

Total	0.00

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
258375 Divest Exp - Utility	0.00
258501 Customer Stock Terminations	0.00
258923 Officer & Director Deferred Comp	0.00
275383 Post-retirement benefit	0.00
Total	0.00
(Note: reclassified to other assets)
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

FORM MOR-3 (CONT)
(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	August 1, 2004 - August 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:	(100,388.00)					(100,388.00)
Total State and Local	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)
Total Taxes	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee						0.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*

Total Postpetition Debts	0.00	0.00	0.00	0.00	0.00	0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).	FORM MOR-4
(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	August 1, 2004 - August 31, 2004

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	7,341.12
+ Amounts billed during the period	0.00
- Amounts collected during the period	0.00
Total Accounts Receivable at the end of the reporting period	7,341.12

Accounts Receivable Aging	Amount
0 - 30 days old	0.00
31 - 60 days old	0.00
61 - 90 days old	0.00
91+ days old	7,341.12
Total Accounts Receivable	7,341.12
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	7,341.12

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5
(9/99)